                               BALANCED PORTFOLIO
                                NEUBERGER&BERMAN
                           ADVISERS MANAGEMENT TRUST

                                 ANNUAL REPORT
                               DECEMBER 31, 1997

                                                                    NBAMT0211297

PORTFOLIO MANAGERS' COMMENTARY
Neuberger&Berman Advisers Management Trust                     December 31, 1997
--------------------------------------------------------------------------------
          AMT Balanced Portfolio
   THE AMT BALANCED PORTFOLIO SEEKS LONG-TERM CAPITAL GROWTH AND REASONABLE CURRENT INCOME WITHOUT UNDUE RISK TO PRINCIPAL. THE EQUITY PORTION OF THE PORTFOLIO CAN BE AS HIGH AS 70% AND AS LOW AS 50% OF TOTAL ASSETS, WITH THE LONG-TERM AVERAGE EXPECTED TO BE AROUND 60%. THE BALANCE WILL BE INVESTED PRIMARILY IN INVESTMENT GRADE FIXED INCOME SECURITIES. THE PORTFOLIO'S PERFORMANCE GOAL IS TO PROVIDE RETURNS APPROXIMATING 85% OF THE S&P 500 INDEX* WITH ABOUT 65% OF THE S&P "500" 'S VOLATILITY, (GENERALLY CONSIDERED THE PRIMARY RISK FACTOR IN EQUITIES INVESTING).
   JENNIFER K. SILVER AND BROOKE A. COBB CO-MANAGE THE EQUITY PORTION OF THE PORTFOLIO WITH A FOCUS ON MID-CAP STOCKS BELIEVED TO HAVE ABOVE-MARKET AVERAGE EARNINGS GROWTH POTENTIAL AND A RECORD OF CONSISTENTLY EXCEEDING CONSENSUS EARNINGS EXPECTATIONS. THEODORE GIULIANO, MANAGER OF THE NEUBERGER&BERMAN, LLC, FIXED INCOME GROUP, AND THOMAS WOLFE, CO-MANAGE THE FIXED INCOME PORTION OF THE PORTFOLIO.

EQUITY PORTION
   As reflected in the S&P "500" Index's 33.32% gain (including reinvestment of dividends), 1997 was another great year for large-cap stocks. It was a good year for mid-cap growth stocks, with the Russell Midcap-TM- Growth Index* returning 22.54%.
   Since we took over management of the equity portion of the Portfolio in mid-July, this is our first opportunity to directly address the shareholders. Consequently, we thought it important to describe our investment discipline in some detail. Let us begin by saying we are growth stock investors in the purest sense of the term. We want to own the stocks of companies that are growing earnings faster than the average American business and ideally, faster than the competitors in their respective industries. We are particularly biased towards companies that consistently beat consensus earnings estimates. Our research has revealed that stocks whose earnings consistently exceed expectations offered greater potential for long-term capital appreciation.
   We focus our research efforts on mid-cap stocks in new and/or rapidly evolving industries. The mid-cap growth sector is less widely followed by Wall Street analysts and therefore, less efficient than the large-cap stock market. By operating in the mid-cap arena we believe we are likely to identify more of our brand of growth stock opportunities. Considering the currently high valuations of large-cap growth stocks relative to mid-cap stocks with comparable or in many cases, better earnings growth potential, we believe the Portfolio is particularly well positioned in today's market.
   Let us once again emphasize we are growth stock investors. But, there is a value component to our discipline as well. Although the Portfolio may purchase securities at higher multiples to measures of economic value than other portfolios of the Advisers Management Trust, the kind of fast-growth companies we favor generally trade at what we believe to be very reasonable multiples relative to projected annual earnings growth rates. Given the choice between two good companies with comparable earnings growth rates, we will select the one trading at the lower multiple to earnings growth.
   We are dispassionate sellers. If a stock does not live up to our earnings expectations or its valuation becomes excessive, we will sell and direct the assets to another more attractive opportunity. We will maintain a broadly diversified portfolio rather than heavily concentrating our holdings in just a few of the fastest growing industry groups.
   Now that we have detailed our discipline, some comments on the market are appropriate. Although mid-cap stocks have a superior long-term performance record, they have lagged large-cap stocks in recent years. Will this continue? We don't know. However, on a fundamental basis, mid-cap stocks appear quite inexpensive relative to their large-cap counterparts. Currently, the S&P "500" is trading at approximately two times its projected five-year earnings growth rate. The equity portion of the Portfolio presently trades at only one time its projected five-year earnings growth rate. One could argue that large-cap stocks deserve this price/earnings growth rate premium because they have been growing earnings faster than mid-cap stocks. In recent years, there is some validity to this argument. Going forward, we believe it will be called into question. To wit: based on consensus earnings estimates from First Call (an independent research firm that compiles and distributes Wall Street earnings estimates), S&P "500" earnings are expected to grow 7% in calendar 1998 and 10% annually over the next five years. Also based on First Call, the equity portion of the Portfolio is projected to grow earnings by 25% in calendar 1998 and 21% annually over the next five years.
   Of course, consensus earnings estimates do not always translate into earnings realities. With justifiable uncertainty over the impact of Asian economic woes on the earnings prospects for many American companies, consensus estimates may prove particularly unreliable in the year ahead. Since taking over management of the equity portion of the Portfolio in mid-July, we have eliminated what we saw as richly priced large-cap stocks in the banking and drug industries -- strong performers in first half 1997 -- and replaced them with fundamentally less expensive mid-cap growth companies. We also purged commodity-oriented technology companies that we believed vulnerable on the earnings front. We are emphasizing companies with proprietary products, cost advantages, profit margins that can be maintained without price increases, and geographical diversification. We are particularly disposed to companies with productivity enhancing products, where we expect demand to continue to be strong in today's tight labor market. We believe these are the kinds of companies most likely to meet or exceed earnings projections in this somewhat unsettled economic environment.
   Perhaps the best way to demonstrate our investment discipline in action is to discuss several of the portfolio holdings at year-end 1997. Be aware we may change our opinion on these and other portfolio holdings and may sell them at any time.
   Dura Pharmaceuticals is a mid-sized drug company with a diversified line of profitable drug products. The company also has approximately $400 million in cash (roughly $10 per share) which it can use to fund acquisitions of other pharmaceutical products. Finally, Dura has developed a new drug delivery system, Spiros-TM-, for the treatment of asthma, which could be a real blockbuster product and eventually represent 50% of the company's sales. The stock currently trades at 32 times our 1998 earnings estimate -- a nice discount to our 40% annual earnings growth rate projections. If the company can add to its product line through acquisition and Spiros lives up to its potential, earnings could grow materially faster than consensus estimates. In comparison, Pfizer, admittedly a great company, trades at 37 times consensus earnings estimates and over two times its projected 16% annual earnings growth rate. On a relative fundamental basis, we believe Dura Pharmaceuticals is a real growth-oriented bargain.
   CIENA Corporation makes systems that allow an optical fiber to carry 16 times the current capacity of data, graphic and voice information without requiring significant equipment upgrades. These are products that should be in great demand as telephone companies compete with cable television operators to increase digital transmission capacity. The company is the technology and market share leader in this business, which is expected to grow from $0 in 1996 to over $4 billion by 2001. CIENA reported third quarter 1997 earnings that tripled consensus estimates. Although earnings estimates were revised upward following this very pleasant third quarter surprise, we still think they are low, particularly if CIENA can close on contracts it has been working on with AT&T and several of the Regional Bell Operating Companies -- in the opinion of our research department and others on Wall Street, a reasonable proposition. At 38 times 1998 earnings estimates, the stock doesn't look cheap. But, that's less than one time our 60% annual five-year earnings growth rate projections -- in our eyes, a very compelling fundamental value.
   In closing, 1997 was a transition year in the management of the equity portfolio of the AMT Balanced Portfolio. We believe the timing of the change in management will prove advantageous. We enjoyed very strong performance from large-cap growth companies in the first half of 1997. We have replaced them with in our opinion, more reasonably valued mid-cap companies with better future earnings growth prospects. We believe the equity portion of the Portfolio is well positioned to take advantage of what we think will be a more favorable outlook for mid-cap growth stocks in the year ahead.

Sincerely,

              [SIG]                       [SIG]

Jennifer K. Silver and Brooke A. Cobb
PORTFOLIO CO-MANAGERS
Equity Portion

FIXED INCOME PORTION
   In 1997, bonds benefited from low inflation and reduced inflationary expectations, benign monetary and fiscal policies, and favorable supply/demand factors in the fixed income marketplace. Let's begin with inflation. The notion that a strong economy leads to a pick-up in inflation was called into question. With this historically unprecedented economic expansion, many economists and market observers predicted that a rise in inflation in 1997 was inevitable. It didn't happen. Inflation remained at 3% or lower and the Federal Reserve, which would have normally tightened credit at this stage of the business cycle, remained justifiably quiescent. As we write, investors now seem to believe the Fed's next adjustment of short-term rates will be down -- a 180 degree shift from consensus expectations earlier in 1997.
   In 1997, we also saw increasing evidence that the federal budget deficit was shrinking substantially. In fact, some economists are now forecasting a budget surplus within the next several years. This would be the first budget surplus in over three decades. The decline in the budget deficit, accompanied by reduced issuance of government bonds, seemed to convince a growing number of investors here and overseas that the United States' fiscal house is in order.
   The Treasury Department's funding policy, highlighted by its desire to sell more floating rate debt (the new Treasury Inflation Protection Securities or "TIPS") and fewer fixed-rate securities, helped create a "scarcity" value for traditional fixed-rate securities. In fourth quarter 1997, extreme volatility in the U.S. equity market sent investors scurrying to the relative safety of bonds, and economic upheaval in Asia helped attract even more foreign investors to the U.S. bond market. Strong demand and limited supply, particularly in the U.S. Treasuries market, helped fuel the strong bond rally at the close of the year.
   Our sector allocation did not change dramatically throughout the year. We favored the corporate sector, which offered a material yield advantage to Treasuries. Our high-yield investments (approximately 10% of the fixed income portion of the Portfolio) performed well. So well, in fact, that we took some profits in high-yield bonds that had become fully valued, and replaced them with more opportunistically priced high-yield securities.
   One of our most successful strategies in 1997 was something we didn't do -- namely invest in Southeast Asia. While the Portfolio is permitted to buy U.S. dollar-denominated bonds of foreign issuers, we are very careful in our credit analysis. In recent years, countries such as Thailand, Korea, Malaysia and Indonesia have been major issuers of dollar-denominated debt in the U.S. bond market. All of these countries had strong investment-grade ratings from the major rating agencies and powerful sponsorship from the key Wall Street underwriters. We took a hard look at these offerings and our analysis showed these bonds to have below investment-grade risk characteristics with huge downside risk if the supply of external capital dried up. Our concerns were confirmed when currency turmoil, which began in July and accelerated through year end 1997, overwhelmed these countries and sent bonds plummeting.
   In the corporate sector, we modestly increased our exposure to utility company bonds, which until quite recently, have been out of favor with the credit rating agencies and investors due to concerns about the deregulation of the industry. The dust is now settling and we are seeing evidence that the financially strong and well managed utilities companies can survive and prosper in this new environment. In addition, regulators thus far appear disposed to protecting bond holders during this transition period.
   In closing, we are gratified by the performance of the fixed income portion of the Portfolio in 1997. Can we expect an equally gratifying year in 1998? The fundamental outlook for bonds remains appealing. Inflation remains low and disinflationary forces resulting from Asian economic turmoil should help keep the lid on inflation for the foreseeable future. We believe fiscal and monetary policy should continue to be benign. However, much if not all of this good news may already be baked into bond prices. So, we doubt 1998 bond returns will be as robust as they were in 1997. This does not mean bonds aren't still an important ingredient in a diversified investment portfolio. Yield and relative safety of principal are always attractive in their own right. They may be even more attractive if we continue to see extreme volatility in equities markets here and overseas.

Sincerely,

        [SIG]                             [SIG]

Theodore Giuliano and Thomas Wolfe
PORTFOLIO CO-MANAGERS
Fixed Income Portion

*The  S&P  "500"  Index  is  an  unmanaged  index  generally  considered  to  be representative of stock market activity. The Russell Midcap Growth Index measures the performance of those Russell Midcap-TM- Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000-Registered Trademark- Index, which represents approximately 35% of the total market capitalization of the Russell 1000 Index (which in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger&Berman Management Inc.-Registered Trademark- and include reinvestment of all dividend and capital gain distributions. The Portfolio invests in many securities not included in the above described indices.

 The composition, industries and holdings of the Portfolio are subject to change. The Portfolio is invested in a wide array of securities and no single holding makes up more than a small fraction of its total assets.

COMPARISON OF A $10,000 INVESTMENT
Neuberger&Berman Advisers Management Trust                     December 31, 1997
--------------------------------------------------------------------------------
          Balanced Portfolio
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN(1)
                                                             MERRILL LYNCH 1-3
                                BALANCED PORTFOLIO         YEAR TREASURY INDEX(2)         S&P "500"(2)
1 Year                                     +19.45%                                +6.66%        +33.32%
5 Year                                     +10.21%                                +5.67%        +20.22%
Life of Fund                               +11.20%                                +7.45%        +18.03%
                                                         Merrill Lynch 1-3 Year Treasury
                                Balanced Portfolio                                 Index      S&P "500"
02/28/89                                   $10,000                               $10,000        $10,000
12/31/89                                   $11,640                               $11,012        $12,697
1990                                       $11,867                               $12,083        $12,302
1991                                       $14,558                               $13,494        $16,034
1992                                       $15,731                               $14,344        $17,253
1993                                       $16,746                               $15,121        $18,985
1994                                       $16,184                               $15,207        $19,242
1995                                       $20,029                               $16,879        $26,448
1996                                       $21,408                               $17,720        $32,504
1997                                       $25,573                               $18,899        $43,333

AVERAGE ANNUAL TOTAL RETURN(1)

                                RUSSELL MIDCAP-TM- GROWTH INDEX(2)
1 Year                                                      +22.54%
5 Year                                                      +15.98%
Life of Fund                                                +16.91%

                                       Russell Midcap- Growth Index
02/28/89                                                    $10,000
12/31/89                                                    $12,519
1990                                                        $11,877
1991                                                        $17,463
1992                                                        $18,984
1993                                                        $21,109
1994                                                        $20,652
1995                                                        $27,669
1996                                                        $32,504
1997                                                        $39,832

   The inception date of Neuberger&Berman Advisers Management Trust Balanced Portfolio-SM- (the "Fund") is 2/28/89.

1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not guarantee future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2. Before July 1997, the equity portion of AMT Balanced Investments-SM- (the "Series") was managed using a "growth at a reasonable price" investment approach. Under this blended value and growth approach, the Portfolio Manager purchased securities of small-, medium-, and large-capitalization companies that he believed offered greater potential for long-term capital appreciation, in most cases at prices reflecting relatively higher multiples to measures of economic value (such as earnings or cash flow) compared to securities purchased by other Neuberger&Berman Funds.

In July 1997, growth-style Managers Jennifer Silver and Brooke Cobb joined Neuberger&Berman Management Inc. and assumed responsibility for the equity portion of the Series. Ms. Silver now heads Neuberger&Berman, LLC's new Growth Equity Group in Boston. The equity portion of the Series is now managed using a growth-oriented investment approach. True to this new approach, the Managers seek securities of companies that are growing earnings faster than the average American business and, ideally, faster than competitors in their respective industries. In return for this perceived higher earnings growth potential, the Managers are willing to pay a higher absolute multiple for these securities. They do so because they believe these stocks offer greater potential for long-term capital appreciation. Moreover, while the Series can still invest in securities of small-, medium-, and large-cap companies, the Managers with respect to the equity portion of the Series, currently intend to focus on the securities of medium-cap companies.

The Merrill Lynch 1-3 Year Treasury Index is an unmanaged total return market value index consisting of all coupon-bearing U.S. Treasury publicly placed debt securities with maturities between 1 and 3 years. The S&P "500" Index is an unmanaged index generally considered to be representative of overall stock market activity. The Russell Midcap-TM- Index measures the performance of the 800 smallest companies in the

Neuberger&Berman Advisers Management Trust                     December 31, 1997
--------------------------------------------------------------------------------
          Balanced Portfolio
Russell 1000-Registered Trademark- Index, which represents approximately 35% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). The Russell Midcap Growth Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

Therefore, the equity portion of the Series prior to July 1997 was appropriately compared to the S&P "500" Index as a benchmark. However, with its focus on medium-cap growth stocks, that portion of the Series is more appropriately compared to the Russell Midcap Growth Index as a benchmark.

Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Series invests in many securities not included in the above-described indices.

Performance data are historical and include changes in share price and reinvestment of dividends and capital gain distributions. Performance numbers are net of all Fund operating expenses, but do not include any insurance charges or other expenses imposed by your insurance company's variable annuity or variable life insurance policy. Qualified Plans that are direct shareholders of the Fund are not affected by insurance charges and related expenses. If this performance information included the effect of the insurance charges and other expenses, performance numbers would be lower.

STATEMENT OF ASSETS AND LIABILITIES
Neuberger&Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Balanced Portfolio

                                                                        December 31,
                                                                            1997
                                                                        -------------
ASSETS
      Investment in Series, at value (Note A)                           $162,025,490
      Receivable for Trust shares sold                                        73,185
                                                                        -------------
                                                                         162,098,675
                                                                        -------------
LIABILITIES
      Accrued expenses                                                        73,750
      Payable for Trust shares redeemed                                       71,942
      Payable to administrator (Note B)                                       44,352
                                                                        -------------
                                                                             190,044
                                                                        -------------
NET ASSETS at value                                                     $161,908,631
                                                                        -------------

NET ASSETS consist of:
      Par value                                                         $      9,098
      Paid-in capital in excess of par value                             116,814,160
      Accumulated undistributed net investment income                      3,752,903
      Accumulated net realized gains on investment                        26,509,852
      Net unrealized appreciation in value of investment                  14,822,618
                                                                        -------------
NET ASSETS at value                                                     $161,908,631
                                                                        -------------

SHARES OUTSTANDING
      ($.001 par value; unlimited shares authorized)                       9,097,878
                                                                        -------------

NET ASSET VALUE, offering and redemption price per share                      $17.80
                                                                        -------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Neuberger&Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Balanced Portfolio

                                                                          For the
                                                                         Year Ended
                                                                        December 31,
                                                                            1997
                                                                        ------------
INVESTMENT INCOME
    Investment income from Series (Note A)                              $ 5,686,337
                                                                        ------------
    Expenses:
      Administration fee (Note B)                                           548,326
      Shareholder reports                                                    94,608
      Registration and filing fees                                           22,582
      Shareholder servicing agent fees (Note B)                              13,263
      Legal fees                                                             10,667
      Custodian fees                                                         10,000
      Trustees' fees and expenses                                             8,182
      Auditing fees                                                           1,801
      Miscellaneous                                                           1,854
      Expenses from Series (Notes A & B)                                  1,183,699
                                                                        ------------
        Total expenses                                                    1,894,982
      Expenses reduced by custodian fee and shareholder servicing
       expense offset arrangements (Note B)                                  (1,212)
                                                                        ------------
        Total net expenses                                                1,893,770
                                                                        ------------
        Net investment income                                             3,792,567
                                                                        ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS FROM SERIES (NOTE
  A)
    Net realized gain on investment securities                           27,186,711
    Net realized loss on financial futures contracts                       (533,454)
    Net realized gain on foreign currency transactions                        4,273
    Change in net unrealized appreciation of investment securities and
     financial futures contracts                                            897,508
                                                                        ------------
        Net gain on investments from Series (Note A)                     27,555,038
                                                                        ------------
        Net increase in net assets resulting from operations            $31,347,605
                                                                        ------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
Neuberger&Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Balanced Portfolio

                                                                                Year Ended
                                                                               December 31,
                                                                            1997           1996
                                                                        ---------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income                                               $  3,792,567   $  3,081,884
    Net realized gain on investments from Series (Note A)                 26,657,530      8,184,216
    Change in net unrealized appreciation of investments from Series
     (Note A)                                                                897,508       (201,548)
                                                                        ---------------------------
    Net increase in net assets resulting from operations                  31,347,605     11,064,552
                                                                        ---------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                                 (3,158,780)    (3,827,457)
    Net realized gain on investments                                      (8,107,536)   (21,284,395)
                                                                        ---------------------------
    Total distributions to shareholders                                  (11,266,316)   (25,111,852)
                                                                        ---------------------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold                                             16,051,516     40,422,008
    Proceeds from reinvestment of dividends and distributions             11,266,316     25,111,853
    Payments for shares redeemed                                         (58,657,890)   (22,740,252)
                                                                        ---------------------------
    Net increase (decrease) from Trust share transactions                (31,340,058)    42,793,609
                                                                        ---------------------------
NET INCREASE (DECREASE) IN NET ASSETS                                    (11,258,769)    28,746,309
NET ASSETS:
    Beginning of year                                                    173,167,400    144,421,091
                                                                        ---------------------------
    End of year                                                         $161,908,631   $173,167,400
                                                                        ---------------------------
    Accumulated undistributed net investment income at end of year      $  3,752,903   $  3,073,763
                                                                        ---------------------------
NUMBER OF TRUST SHARES:
    Sold                                                                     956,764      2,435,851
    Issued on reinvestment of dividends and distributions                    719,892      1,645,600
    Redeemed                                                              (3,454,180)    (1,450,441)
                                                                        ---------------------------
    Net increase (decrease) in shares outstanding                         (1,777,524)     2,631,010
                                                                        ---------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
Neuberger&Berman Advisers Management Trust                     December 31, 1997
--------------------------------------------------------------------------------
          Balanced Portfolio

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Balanced Portfolio (the "Fund") is a separate operating series of Neuberger&Berman Advisers Management Trust (the "Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eight separate operating series (the "Funds"). The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.
      The assets of each fund belong only to that fund, and the liabilities of each fund are borne solely by that fund and no other.
      The Fund seeks to achieve its investment objective by investing all of its net investable assets in AMT Balanced Investments, a series of Advisers Managers Trust (the "Series") having the same investment objective and policies as the Fund. The value of the Fund's investment in the Series reflects the Fund's proportionate interest in the net assets of the Series (100% at December 31, 1997). The performance of the Fund is directly affected by the performance of the Series. The financial statements of the Series, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.
2) PORTFOLIO VALUATION: The Fund records its investment in the Series at value. Investment securities held by the Series are valued by Advisers Managers Trust as indicated in the notes following the Series' Schedule of Investments.
3) FEDERAL INCOME TAXES: The Fund and the other series of the Trust are treated as separate entities for Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, Federal income taxes. Accordingly, the Fund paid no Federal income taxes and no provision for Federal income taxes was required.
4) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund earns income, net of Series expenses, daily on its investment in the Series. Income dividends and distributions from net realized capital gains, if any, are normally distributed in February. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains.
      The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.
5) EXPENSE ALLOCATION: Expenses directly attributable to a fund are charged to that fund. Expenses not directly attributed to a fund are allocated, on the basis of relative net assets, to each of the funds of the Trust.

Neuberger&Berman Advisers Management Trust                     December 31, 1997
--------------------------------------------------------------------------------
          Balanced Portfolio

6) OTHER: All net investment income and realized and unrealized capital gains and losses of the Series are allocated pro rata among the Fund and any other investors in the Series.

NOTE B -- ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS
          WITH AFFILIATES:
   Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.
   The Fund retains Neuberger&Berman Management Incorporated ("N&B Management") as its administrator under an Administration Agreement ("Agreement") dated as of May 1, 1995. Pursuant to this Agreement the Fund pays N&B Management an administration fee at the annual rate of .30% of the Fund's average daily net assets. The Fund indirectly pays for investment management services through its investment in the Series (see Note B of Notes to Financial Statements of the Series).
   Effective May 1, 1995, the trustees of the Trust adopted a non-fee distribution plan for each series of the Trust.
   N&B Management has voluntarily undertaken to limit the Fund's expenses by reimbursing the Fund for its operating expenses and its pro rata share of its Series' operating expenses (excluding the fees payable to N&B Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) which exceed, in the aggregate, 1% per annum of the Fund's average daily net assets. This undertaking is subject to termination by N&B Management upon at least 60 days' prior written notice to the Fund. For the year ended December 31, 1997, no reimbursement to the Fund was required.
   All of the capital stock of N&B Management is owned by individuals who are also principals of Neuberger& Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to the Series. Several individuals who are officers and/or trustees of the Trust are also principals of Neuberger and/or officers and/ or directors of N&B Management.
   The Series has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Expenses from Series, was a reduction of $1,094.
   The Series has an expense offset arrangement in connection with its shareholder servicing agent contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Shareholder servicing agent fees, was a reduction of $118.

NOTE C -- INVESTMENT TRANSACTIONS:
   During the year ended December 31, 1997, additions and reductions in the Fund's investment in its Series amounted to $4,639,298 and $48,168,855, respectively.

FINANCIAL HIGHLIGHTS
Neuberger&Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Balanced Portfolio
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. It should be read in conjunction with its Series' Financial Statements and notes thereto.(1)

                                                                                                                   Period from
                                                                                                                   February 28,
                                                                                                                    1989(2) to
                                                          Year Ended December 31,                                  December 31,
                                        1997(3)   1996(3)   1995(3)    1994    1993    1992    1991    1990            1989
                                        -----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year      $15.92    $17.52    $14.51    $15.62  $14.90  $14.16  $11.72  $11.64          $10.00
                                        -----------------------------------------------------------------------------------------
Income From Investment Operations
    Net Investment Income                  .36       .34       .32       .30     .34     .40     .47     .49             .30
    Net Gains or Losses on Securities
     (both realized and unrealized)       2.59       .75      3.06      (.80)    .61     .72    2.16    (.27)(4)        1.34
                                        -----------------------------------------------------------------------------------------
      Total From Investment Operations    2.95      1.09      3.38      (.50)    .95    1.12    2.63     .22            1.64
                                        -----------------------------------------------------------------------------------------
Less Distributions
    Dividends (from net investment
     income)                              (.30)     (.41)     (.28)     (.23)   (.20)   (.19)   (.19)   (.07)             --
    Distributions (from net capital
     gains)                               (.77)    (2.28)     (.09)     (.38)   (.03)   (.19)     --    (.07)             --
                                        -----------------------------------------------------------------------------------------
      Total Distributions                (1.07)    (2.69)     (.37)     (.61)   (.23)   (.38)   (.19)   (.14)             --
                                        -----------------------------------------------------------------------------------------
Net Asset Value, End of Year            $17.80    $15.92    $17.52    $14.51  $15.62  $14.90  $14.16  $11.72          $11.64
                                        -----------------------------------------------------------------------------------------
Total Return(5)                         +19.45%    +6.89%   +23.76%    -3.36%  +6.45%  +8.06% +22.68%  +1.95%         +16.40%(6)
                                        -----------------------------------------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in
     millions)                          $161.9    $173.2    $144.4    $179.3  $161.1  $ 87.1  $ 28.3  $  6.9          $  0.6
                                        -----------------------------------------------------------------------------------------
    Ratio of Gross Expenses to Average
     Net Assets(7)                        1.04%     1.09%      .99%       --      --      --      --      --              --
                                        -----------------------------------------------------------------------------------------
    Ratio of Net Expenses to Average
     Net Assets(8)                        1.04%     1.09%      .99%      .91%    .90%    .95%   1.10%   1.35%           1.70%(9)
                                        -----------------------------------------------------------------------------------------
    Ratio of Net Investment Income to
     Average Net Assets(8)                2.07%     1.84%     1.99%     1.91%   1.96%   2.33%   3.00%   4.00%           3.28%(9)
                                        -----------------------------------------------------------------------------------------
    Portfolio Turnover Rate(10)             --        --        21%       55%    114%     82%     69%     77%             58%
                                        -----------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL HIGHLIGHTS
Neuberger&Berman Advisers Management Trust                     December 31, 1997
--------------------------------------------------------------------------------
          Balanced Portfolio
 1) The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.
 2) February 28, 1989 is the date shares of the Balanced Portfolio were first sold to the separate accounts pursuant to the public offering of Trust shares.
 3) The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of the Series' income and expenses.
 4) The amounts shown at this caption for a share outstanding throughout the year may not accord with the change in aggregate gains and losses in securities for the year because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
 5) Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return figures for all fiscal periods shown. Qualified Plans that are direct shareholders of the Fund are not affected by insurance charges and related expenses.
 6) Not annualized.
 7) For fiscal periods ending after September 1, 1995, the Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
 8) Since the commencement of operations, N&B Management voluntarily assumed certain operating expenses of the Fund as described in Note B of Notes to Financial Statements. Had N&B Management not undertaken such action the annualized ratios of expenses and net investment income to average daily net assets would have been 2.78% and 2.20%, respectively, for the period from February 28, 1989, to December 31, 1989. There was no reduction of expenses for the years ended December 31, 1990, through and including 1997.
 9) Annualized.
10) The Fund transferred all of its investment securities into its Series on April 28, 1995. After that date the Fund invested only in its Series, and that Series, rather than the Fund, engaged in securities transactions. Therefore, after that date the Fund had no portfolio turnover rate. Portfolio turnover rates for periods ending after April 28, 1995, are included in the Financial Highlights of AMT Balanced Investments, which appear elsewhere in this report.

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Board of Trustees of
Neuberger&Berman Advisers Management Trust and
Shareholders of Balanced Portfolio

   We have audited the accompanying statement of assets and liabilities of Balanced Portfolio, one of the series comprising Neuberger&Berman Advisers Management Trust (the "Trust"), as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Balanced Portfolio of Neuberger&Berman Advisers Management Trust at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.
                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
January 26, 1998

SCHEDULE OF INVESTMENTS
Advisers Managers Trust                                        December 31, 1997

--------------------------------------------------------------------------------
          AMT Balanced Investments

 Number                                       Market
of Shares                                    Value(1)
---------                                  ------------
           COMMON STOCKS (58.0%)
BASIC MATERIALS (1.2%)
   24,300  Cytec Industries                $  1,140,581(2)
   49,200  NS Group                             842,550(2)
                                           ------------
                                              1,983,131
                                           ------------
CAPITAL GOODS (2.8%)
   79,800  Corporate Express                  1,027,425(2)
   77,800  Philip Services                    1,118,375(2)
   26,600  U.S. Filter                          796,337(2)
   42,400  USA Waste Services                 1,664,200(2)
                                           ------------
                                              4,606,337
                                           ------------
COMMUNICATIONS (1.4%)
   24,300  CIENA Corp.                        1,485,337(2)
   36,000  RSL Communications                   792,000(2)
                                           ------------
                                              2,277,337
                                           ------------
CONSUMER CYCLICALS (11.8%)
   20,300  American Skiing                      301,963(2)
   62,500  Authentic Fitness                  1,152,344
   32,500  Cendant Corp.                      1,117,187(2)
   36,600  Costco Cos.                        1,633,275(2)
   14,000  Dollar Thrifty                       287,000(2)
   14,800  GTECH Holdings                       472,675(2)
   48,100  Hayes Lemmerz International        1,346,800(2)
   20,700  HON INDUSTRIES                     1,221,300
   27,700  Outdoor Systems                    1,062,987(2)
   46,802  Promus Hotel                       1,965,705(2)
   37,200  Robert Half International          1,488,000(2)
   83,100  Staples Inc.                       2,306,025(2)
   23,300  Sylvan Learning Systems              908,700(2)
   26,700  Tiffany & Co.                        962,869
   58,200  TJX Cos.                           2,000,625
   39,600  Viking Office Products               863,775(2)
                                           ------------
                                             19,091,230
                                           ------------

 Number                                       Market
of Shares                                    Value(1)
---------                                  ------------
CONSUMER STAPLES (8.3%)
   23,200  Cardinal Health                 $  1,742,900
   28,000  Chancellor Media                   2,089,500(2)
   26,500  Cheesecake Factory                   808,250(2)
   56,200  CKE Restaurants                    2,367,425
   50,400  Comcast Corp. Class A Special      1,590,750
   24,100  Estee Lauder                       1,239,644
   74,500  General Nutrition                  2,533,000(2)
   33,600  Rexall Sundown                     1,014,300(2)
                                           ------------
                                             13,385,769
                                           ------------
ENERGY (4.7%)
   18,260  BJ Services                        1,313,578(2)
   45,700  Enron Oil & Gas                      968,269
   49,200  Noble Drilling                     1,506,750(2)
   37,400  Oryx Energy                          953,700(2)
   44,800  Seagull Energy                       924,000(2)
   34,400  The Williams Cos.                    976,100
   16,600  Tidewater Inc.                       915,075
                                           ------------
                                              7,557,472
                                           ------------
FINANCIAL SERVICES (8.9%)
   17,300  ACE Ltd.                           1,669,450
   26,600  Bear Stearns                       1,263,500
   24,500  Equitable Cos.                     1,218,875
   24,900  EXEL Ltd.                          1,578,038
   35,600  Finova Group                       1,768,875
   29,700  FIRSTPLUS Financial Group          1,139,737(2)
   17,900  GreenPoint Financial               1,298,869
   25,500  Northern Trust                     1,778,625
   22,300  State Street Corp.                 1,297,581
   31,900  SunAmerica, Inc.                   1,363,725
                                           ------------
                                             14,377,275
                                           ------------

Advisers Managers Trust                                        December 31, 1997

--------------------------------------------------------------------------------

          AMT Balanced Investments

 Number                                       Market
of Shares                                    Value(1)
---------                                  ------------
HEALTH CARE (6.6%)
   24,600  Alternative Living Services     $    727,238(2)
   55,400  Dura Pharmaceuticals               2,541,475(2)
   23,100  Elan Corp. ADR                     1,182,431(2)
   25,400  HBO & Co.                          1,219,200
   50,200  Omnicare, Inc.                     1,556,200
   38,600  Quintiles Transnational            1,476,450(2)
   47,500  Watson Pharmaceuticals             1,540,781(2)
   23,900  Zonagen, Inc.                        434,681(2)
                                           ------------
                                             10,678,456
                                           ------------
TECHNOLOGY (10.2%)
   15,500  Applied Micro Circuits               191,812(2)
   23,300  BMC Software                       1,529,062(2)
   20,600  Cadence Design Systems               504,700(2)
   17,500  CBT Group ADR                      1,437,187(2)
   40,100  CHS Electronics                      686,713(2)
   19,200  Citrix Systems                     1,459,200(2)
   45,700  Equifax, Inc.                      1,619,494
 Number                                       Market
of Shares                                    Value(1)
---------                                  ------------
   36,900  J.D. Edwards & Co.              $  1,088,550(2)
   27,800  KLA-Tencor                         1,073,775(2)
    5,000  Metromedia Fiber Network              83,125(2)
   38,400  Network Appliance                  1,363,200(2)
   29,100  Network Associates                 1,538,663(2)
   43,900  NEXTLINK Communications              935,619(2)
   19,000  Spectrian Corp.                      365,750(2)
   38,100  Sterling Commerce                  1,464,469(2)
   35,900  Teradyne, Inc.                     1,148,800(2)
                                           ------------
                                             16,490,119
                                           ------------
TRANSPORTATION (0.8%)
   55,300  Southwest Airlines                 1,361,763
                                           ------------
UTILITIES (1.3%)
   46,300  AES Corp.                          2,158,738(2)
                                           ------------
           TOTAL COMMON STOCKS (COST
           $79,487,190)                      93,967,627
                                           ------------

Advisers Managers Trust                                        December 31, 1997

--------------------------------------------------------------------------------

          AMT Balanced Investments

Principal                                                                      Rating(3)           Market
 Amount                                                                   Moody's       S&P       Value(1)
---------                                                                ----------  ---------  ------------
           U.S. TREASURY SECURITIES (0.4%)
$ 662,929  U.S. Treasury Inflation-Indexed Notes, 3.375%, due 1/15/07
            (COST $662,623)                                                 TSY         TSY     $    645,527
                                                                                                ------------
           U.S. GOVERNMENT AGENCY SECURITIES (1.3%)
1,420,000  Freddie Mac, Discount Notes, 4.75%, due 1/2/98                   AGY         AGY        1,420,000
  735,000  Federal Home Loan Bank, Discount Notes, 5.80%, due 1/7/98        AGY         AGY          734,427
                                                                                                ------------
           TOTAL U.S. GOVERNMENT AGENCY SECURITIES (COST $2,154,102)                               2,154,427
                                                                                                ------------
           MORTGAGE-BACKED SECURITIES (2.8%)
FANNIE MAE
   13,152  Balloon Pass-Through Certificates, 8.50%, due 11/1/98            AGY         AGY           13,580
1,673,534  Pass-Through Certificates, 7.00%, due 6/1/11                     AGY         AGY        1,710,034
1,105,192  Pass-Through Certificates, 7.50%, due 9/1/11                     AGY         AGY        1,133,473
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
1,703,984  Pass-Through Certificates, 7.00%, due 1/15/27                    AGY         AGY        1,717,803
                                                                                                ------------
           TOTAL MORTGAGE-BACKED SECURITIES (COST $4,452,593)                                      4,574,890
                                                                                                ------------
           ASSET-BACKED SECURITIES (6.2%)
   67,563  USAA Auto Loan Grantor Trust, Automobile Loan Pass-Through
           Certificates, Ser. 1994-1, 5.00%, due 11/15/99                   Aaa         AAA           67,427
1,450,000  PNC Student Loan Trust I, Ser. 1997-2, Class A-2, 6.138%,
           due 1/25/00                                                      Aaa         AAA        1,455,235
  970,000  Chase Manhattan Auto Owner Trust, Ser. 1996-C, Class A-3,
           5.95%, due 11/15/00                                              Aaa         AAA          970,339
  682,584  Banc One Auto Grantor Trust, Ser. 1996-B, Class A, 6.55%,
           due 2/15/03                                                      Aaa         AAA          685,820
1,350,000  Ford Credit Auto Loan Master Trust, Auto Loan Certificates,
           Ser. 1996-1, 5.50%, due 2/15/03                                  Aaa         AAA        1,333,705
1,420,000  Chase Credit Card Master Trust, Ser. 1997-2, Class A, 6.30%,
           due 4/15/03                                                      Aaa         AAA        1,433,817
  650,000  Navistar Financial Owner Trust, Ser. 1996-B, Class A-3,
           6.33%, due 4/21/03                                               Aaa         AAA          655,109
1,350,000  World Omni Automobile Lease Securitization Trust, Ser.
           1997-A, Class A-3, 6.85%, due 6/25/03                            Aaa         AAA        1,377,405
  910,040  Chevy Chase Auto Receivables Trust, Ser. 1996-2, Class A,
           5.90%, due 7/15/03                                               Aaa         AAA          905,307
1,223,492  IMC Excess Cashflow Trust, Ser. 1997-A, 7.41%, due 11/26/28     BBB(4)                  1,222,269(5)
                                                                                                ------------
           TOTAL ASSET-BACKED SECURITIES (COST $10,068,983)                                       10,106,433
                                                                                                ------------
           BANKS & FINANCIAL INSTITUTIONS (7.9%)
1,300,000  CIT Group Holdings, Inc., Medium-Term Notes, 6.25%, due
           10/25/99                                                         Aa3         A+         1,303,783
  970,000  First National Bank of Commerce, Senior Bank Notes, 6.50%,
           due 1/14/00                                                       A2         A-           976,325
1,020,000  HomeSide Lending, Inc., Notes, 6.875%, due 5/15/00               Baa2        BBB        1,032,556

Advisers Managers Trust                                        December 31, 1997

--------------------------------------------------------------------------------

          AMT Balanced Investments

Principal                                                                      Rating(3)           Market
 Amount                                                                   Moody's       S&P       Value(1)
---------                                                                ----------  ---------  ------------
$1,280,000 Salomon Smith Barney Holdings Inc., Notes, 7.00%, due
           5/15/00                                                           A2          A      $  1,305,088
1,360,000  Comdisco, Inc., Notes, 6.50%, due 6/15/00                        Baa1       BBB+        1,368,731
1,860,000  Associates Pass-Through Asset Trust, Ser. 1997-1, 6.45%, due
           9/15/00                                                          Aa3         AA-        1,872,964(5)
  820,000  Lehman Brothers Holdings Inc., Medium-Term Notes, Ser. E,
           6.89%, due 10/10/00                                              Baa1         A           831,767
  680,000  Lehman Brothers Holdings Inc., Medium-Term Notes, Ser. E,
           6.65%, due 11/8/00                                               Baa1         A           685,141
1,420,000  Capital One Bank, Bank Notes, 5.95%, due 2/15/01                 Baa3       BBB-        1,395,093
  135,000  ABN AMRO Bank N.V., Global Subordinated Notes, 6.625%, due
           10/31/01                                                         Aa3          A           136,316
  930,000  Riggs National Corp., Subordinated Notes, 8.50%, due 2/1/06     Ba1(6)     BB-(6)         982,313
  925,000  Goldman Sachs Group, L.P., Global Notes, 6.75%, due 2/15/06       A1         A+           936,997(5)
                                                                                                ------------
           TOTAL BANKS & FINANCIAL INSTITUTIONS (COST $12,748,430)                                12,827,074
                                                                                                ------------
           CORPORATE DEBT SECURITIES (19.7%)
1,500,000  Occidental Petroleum Corp., Medium-Term Notes, 5.85%, due
           11/9/98                                                          Baa2        BBB        1,492,455
1,200,000  NWCG Holdings Corp., Notes, Zero-Coupon, Yielding 7.05%, due
           6/15/99                                                          Ba2         BB+        1,080,000
1,200,000  Williams Holdings of Delaware, Inc., Medium-Term Notes, Ser.
           A, 6.40%, due 6/17/99                                            Baa2       BBB-        1,204,044
1,100,000  Chrysler Financial Corp., Medium-Term Notes, Ser. Q, 6.37%,
           due 6/21/99                                                       A3          A         1,105,863
  660,000  Arkla, Inc., Notes, 8.875%, due 7/15/99                          Baa3        BBB          684,809
1,240,000  Time Warner Pass-Through Asset Trust, Ser. 1997-2, 4.90%,
           due 7/29/99                                                      Ba1        BBB-        1,213,886(5)
1,220,000  Norfolk Southern Corp., Notes, 6.70%, due 5/1/00                 Baa1       BBB+        1,233,627
  900,000  Cleveland Electric Illuminating Co., Secured Notes, Ser. B,
           7.19%, due 7/1/00                                                Ba1         BB+          909,315
1,440,000  Sears Roebuck Acceptance Corp., Medium-Term Notes, Ser. IV,
           6.23%, due 7/12/00                                                A2         A-         1,443,614
1,160,000  Arvin Industries, Inc., Notes, 10.00%, due 8/1/00                Ba1        BBB-        1,255,491
1,000,000  Ford Motor Credit Co., Medium-Term Notes, 6.84%, due 8/16/00      A1          A         1,017,520
1,670,000  MedPartners, Inc., Senior Subordinated Notes, 6.875%, due
           9/1/00                                                           Ba2        BBB-        1,647,906
  520,000  Chesapeake Corp., Notes, 10.375%, due 10/1/00                    Baa3        BBB          571,860
  415,000  BHP Finance (USA) Limited, Guaranteed Notes, 5.625%, due
           11/1/00                                                           A2          A           409,389
1,450,000  IKON Capital, Inc., Medium-Term Notes, Ser. C, 6.33%, due
           12/8/00                                                           A3         A-         1,450,667
  130,000  Congoleum Corp., Senior Notes, 9.00%, due 2/1/01                  B1         BB-          131,300
  870,000  Revlon Worldwide Corp., Senior Secured Notes, Ser. B,
           Zero-Coupon, Yielding 10.75% & 10.959%, due 3/15/01               B3         B-           599,213
  520,000  Colonial Realty Limited Partnership, Senior Notes, 7.50%,
           due 7/15/01                                                      Baa3       BBB-          537,118
1,000,000  Tyco International Ltd., Notes, 6.50%, due 11/1/01               Baa2        A-         1,006,580

Advisers Managers Trust                                        December 31, 1997

--------------------------------------------------------------------------------

          AMT Balanced Investments

Principal                                                                      Rating(3)           Market
 Amount                                                                   Moody's       S&P       Value(1)
---------                                                                ----------  ---------  ------------
$ 755,000  ICI Wilmington Inc., Guaranteed Notes, 7.50%, due 1/15/02        Baa1        A-      $    789,496
  600,000  Fort James Corp., Senior Notes, 6.50%, due 9/15/02               Baa3       BBB-          600,342
  400,000  Core-Mark International Inc., Senior Subordinated Notes,
           11.375%, due 9/15/03                                              B3          B           423,000
1,040,000  Stewart Enterprises, Inc., Notes, 6.70%, due 12/1/03             Baa3        BBB        1,048,382
  160,000  Loomis Fargo & Co., Senior Subordinated Notes, 10.00%, due
           1/15/04                                                           B3         B-           160,800
   45,000  Playtex Products, Inc., Senior Notes, Ser. B, 8.875%, due
           7/15/04                                                           B1         B+            45,675
  170,000  Iridium LLC, Senior Notes, Ser. C, 11.25%, due 7/15/05            B3         B-           167,875(5)
  110,000  ICN Pharmaceuticals, Inc., Senior Notes, Ser. B, 9.25%, due
           8/15/05                                                           B1         BB           116,600
1,170,000  Bell Cablemedia plc, Senior Step Up Notes, Yielding 8.98%,
           due 9/15/05                                                      Baa3       BBB+        1,025,212
  450,000  Heritage Media Corp., Senior Subordinated Notes, 8.75%, due
           2/15/06                                                           B1         BB+          481,500
1,160,000  Mark IV Industries, Inc., Senior Subordinated Notes, 7.75%,
           due 4/1/06                                                      Ba2(7)     BB+(7)       1,174,500
  205,000  Printpack, Inc., Senior Subordinated Notes, Ser. B, 10.625%,
           due 8/15/06                                                       B3         B+           217,813
  500,000  Time Warner Inc., Notes, 8.11%, due 8/15/06                      Ba1        BBB-          542,895
  165,000  Commonwealth Aluminum Corp., Senior Subordinated Notes,
           10.75%, due 10/1/06                                               B2         B-           176,756
  320,000  MedPartners, Inc., Senior Notes, 7.375%, due 10/1/06             Baa3        BBB          316,835
  235,000  Motors and Gears, Inc., Senior Notes, Ser. B, 10.75%, due
           11/15/06                                                          B3          B           249,688
   45,000  Newport News Shipbuilding Inc., Senior Subordinated Notes,
           9.25%, due 12/1/06                                                B1         B+            47,700
  100,000  Safelite Glass Corp., Senior Subordinated Notes, 9.875%, due
           12/15/06                                                          B3          B           109,500(5)
  220,000  AMTROL Inc., Senior Subordinated Notes, 10.625%, due
           12/31/06                                                          B3         B-           226,600
  410,000  Pen-Tab Industries, Inc., Senior Subordinated Notes, Ser. B,
           10.875%,
           due 2/1/07                                                        B3         B-           393,600
  235,000  Fonda Group, Inc., Senior Subordinated Notes, Ser. B, 9.50%,
           due 3/1/07                                                        B3         B-           222,662
  325,000  GFSI Inc., Senior Subordinated Notes, 9.625%, due 3/1/07          B3         B-           333,938
   30,000  Tekni-Plex, Inc., Senior Subordinated Notes, Ser. B, 11.25%,
           due 4/1/07                                                        B3         B-            32,325
   75,000  French Fragrances, Inc., Senior Notes, Ser. B, 10.375%, due
           5/15/07                                                           B2         B+            78,937
  610,000  Owens-Illinois, Inc., Senior Debentures, 8.10%, due 5/15/07     Ba1(8)     BB+(8)         653,042
  110,000  AmeriServe Food Distribution, Inc., Senior Subordinated
           Notes, 10.125%, due 7/15/07                                       B3         B-           115,225
   50,000  Safety Components International, Inc., Senior Subordinated
           Notes, 10.125%, due 7/15/07                                       B3         B-            51,563
   70,000  United Auto Group, Inc., Senior Subordinated Notes, 11.00%,
           due 7/15/07                                                       B3         B-            68,425(5)
  225,000  HydroChem Industrial Services, Inc., Senior Subordinated
           Notes, Ser. B,
           10.375%, due 8/1/07                                               B3         B-           231,750

Advisers Managers Trust                                        December 31, 1997

--------------------------------------------------------------------------------

          AMT Balanced Investments

Principal                                                                      Rating(3)           Market
 Amount                                                                   Moody's       S&P       Value(1)
---------                                                                ----------  ---------  ------------
$1,310,000 Interpool, Inc., Notes, 7.20%, due 8/1/07                        Ba1         BBB     $  1,312,004(5)
   50,000  Insilco Corp., Senior Subordinated Notes, 10.25%, due
           8/15/07                                                           B3         BB            52,313
  130,000  NBTY, Inc., Senior Subordinated Notes, 8.625%, due 9/15/07        B1         B+           130,000(5)
   60,000  Physician Sales & Service, Inc., Senior Subordinated Notes,
           8.50%, due 10/1/07                                                B1          B            61,650(5)
   60,000  United Defense, L.P., Senior Subordinated Notes, 8.75%, due
           11/15/07                                                          B3         B-            60,150(5)
  610,000  UPM-Kymmene Corp., Notes, 6.875%, due 11/26/07                   Baa1       BBB+          609,061(5)
  415,000  Central Maine Power & Co., General and Refunding Mortgage
           Bonds, Ser. Q, 7.05%, due 3/1/08                                 Baa3        BB+          407,779
   95,000  KinderCare Learning Centers, Inc., Senior Subordinated
           Notes, Ser. B, 9.50%, due 2/15/09                                 B3         B-            94,525
                                                                                                ------------
           TOTAL CORPORATE DEBT SECURITIES (COST $31,586,137)                                     31,824,775
                                                                                                ------------
           SHORT-TERM CORPORATE NOTES (2.9%)
4,600,000  General Electric Capital Corp., 5.95%, due 1/2/98  (COST
           $4,600,000)                                                      P-1        A-1+        4,600,000(9)
                                                                                                ------------
           TOTAL INVESTMENTS (99.2%) (COST $145,760,058)                                         160,700,753(10)
           Cash, receivables and other assets, less liabilities (0.8%)                             1,324,738
                                                                                                ------------
           TOTAL NET ASSETS (100.0%)                                                            $162,025,491
                                                                                                ------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

NOTES TO SCHEDULE OF INVESTMENTS
Advisers Managers Trust                                        December 31, 1997
--------------------------------------------------------------------------------
          AMT Balanced Investments
 1) Investments in equity securities of the Series are valued at the latest sales price; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Investments in limited maturity debt securities of the Series are valued daily by obtaining bid price quotations from independent pricing services on selected securities available in each service's data base. For all other securities requiring daily quotations, bid prices are obtained from principal market makers in those securities or, if quotations are not available, by a method that the trustees of Advisers Managers Trust believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.
 2) Non-income producing security.
 3) Credit ratings are unaudited.
 4) Not rated by Moody's; the rating shown is from Fitch Investors Services, Inc.
 5) Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A. At December 31, 1997, these securities amounted to $7,764,781 or 4.8% of net assets.
 6) Rated BBB- by Thomson Bank Watch, Inc.
 7) Rated BBB- by Fitch Investors Services, Inc.
 8) Rated BBB- by Duff & Phelps Credit Rating Co.
 9) At cost, which approximates market value.
10) At December 31, 1997, the cost of investments for Federal income tax purposes was $146,163,010. Gross unrealized appreciation of investments was $19,252,526 and gross unrealized depreciation of investments was $4,714,783, resulting in net unrealized appreciation of $14,537,743, based on cost for Federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
Advisers Managers Trust
--------------------------------------------------------------------------------
          AMT Balanced Investments

                                                                        December 31,
                                                                            1997
                                                                        -------------
ASSETS
      Investments in securities, at market value* (Note A) -- see
       Schedule of Investments                                          $160,700,753
      Cash                                                                     3,706
      Receivable for securities sold                                       1,858,104
      Dividends and interest receivable                                    1,003,989
      Deferred organization costs (Note A)                                    24,179
      Prepaid expenses and other assets                                        3,586
                                                                        -------------
                                                                         163,594,317
                                                                        -------------
LIABILITIES
      Payable for securities purchased                                     1,425,669
      Payable to investment manager (Note B)                                  81,837
      Accrued expenses                                                        39,336
      Payable for variation margin (Note A)                                   21,984
                                                                        -------------
                                                                           1,568,826
                                                                        -------------
NET ASSETS Applicable to Investors' Beneficial Interests                $162,025,491
                                                                        -------------

NET ASSETS consist of:
      Paid-in capital                                                   $147,202,873
      Net unrealized appreciation in value of investment securities
       and financial futures contracts                                    14,822,618
                                                                        -------------
NET ASSETS                                                              $162,025,491
                                                                        -------------
*Cost of investments                                                    $145,760,058
                                                                        -------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Advisers Managers Trust
--------------------------------------------------------------------------------
          AMT Balanced Investments

                                                                          For the
                                                                         Year Ended
                                                                        December 31,
                                                                            1997
                                                                        ------------
INVESTMENT INCOME
    Income:
      Interest income                                                   $ 5,062,127
      Dividend income                                                       635,234
      Foreign taxes withheld (Note A)                                       (11,024)
                                                                        ------------
        Total income                                                      5,686,337
                                                                        ------------
    Expenses:
      Investment management fee (Note B)                                  1,006,276
      Custodian fees (Note B)                                               131,101
      Amortization of deferred organization and initial offering
       expenses (Note A)                                                     10,369
      Accounting fees                                                        10,000
      Legal fees                                                              8,099
      Trustees' fees and expenses                                             7,971
      Auditing fees                                                           6,518
      Insurance expense                                                       3,316
      Miscellaneous                                                              49
                                                                        ------------
        Total expenses                                                    1,183,699
      Expenses reduced by custodian fee expense offset arrangement
       (Note B)                                                              (1,094)
                                                                        ------------
        Total net expenses                                                1,182,605
                                                                        ------------
        Net investment income                                             4,503,732
                                                                        ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain on investment securities sold                      27,186,711
    Net realized loss on financial futures contracts (Note A)              (533,454)
    Net realized gain on foreign currency transactions (Note A)               4,273
    Change in net unrealized appreciation of investment securities and
     financial futures contracts (Note A)                                   897,508
                                                                        ------------
        Net gain on investments                                          27,555,038
                                                                        ------------
        Net increase in net assets resulting from operations            $32,058,770
                                                                        ------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
Advisers Managers Trust
--------------------------------------------------------------------------------
          AMT Balanced Investments

                                                                                Year Ended
                                                                               December 31,
                                                                            1997           1996
                                                                        ---------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income                                               $  4,503,732   $  3,818,166
    Net realized gain on investments                                      26,657,530      8,184,216
    Change in net unrealized appreciation of investments                     897,508       (201,548)
                                                                        ---------------------------
    Net increase in net assets resulting from operations                  32,058,770     11,800,834
                                                                        ---------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS:
    Additions                                                              4,639,298     27,061,978
    Reductions                                                           (48,168,855)   (68,687,411)
                                                                        ---------------------------
    Net decrease in net assets resulting from transactions in
     investors' beneficial interests                                     (43,529,557)   (41,625,433)
                                                                        ---------------------------
NET DECREASE IN NET ASSETS                                               (11,470,787)   (29,824,599)
NET ASSETS:
    Beginning of year                                                    173,496,278    203,320,877
                                                                        ---------------------------
    End of year                                                         $162,025,491   $173,496,278
                                                                        ---------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
Advisers Managers Trust                                        December 31, 1997
--------------------------------------------------------------------------------
          AMT Balanced Investments

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
 1) GENERAL: AMT Balanced Investments (the "Series") is a separate operating series of Advisers Managers Trust ("Managers Trust"), a New York common law trust organized as of May 24, 1994. Managers Trust is currently comprised of eight separate operating series. Managers Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended.
       The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.
 2) PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Series' Schedule of Investments.
 3) FOREIGN CURRENCY TRANSLATION: The accounting records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions.
 4) FORWARD FOREIGN CURRENCY CONTRACTS: The Series may enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of forward foreign currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Series. The Series has no specific limitation on the percentage of assets which may be committed to these types of contracts. The Series could be exposed to risks if a counterparty to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by the Series is determined using forward foreign currency exchange rates supplied by an independent pricing service.
 5) FINANCIAL FUTURES CONTRACTS: The Series may buy and sell financial futures contracts to hedge against changes in securities prices resulting from changes in prevailing interest rates. At the time the Series enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Series as unrealized gains or losses.
       Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, the Series recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Advisers Managers Trust                                        December 31, 1997
--------------------------------------------------------------------------------
          AMT Balanced Investments

       For Federal income tax purposes, the futures transactions undertaken by the Series may cause the Series to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Series. Also, the Series' losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Series' taxable income.
       At December 31, 1997, open positions in financial futures contracts were as follows:

                                                                           UNREALIZED
                                                                          APPRECIATION
EXPIRATION                      OPEN CONTRACTS              POSITION     (DEPRECIATION)
---------------------------------------------------------------------------------------
March 1998            126   U.S. Treasury Notes, 2 Year      Long           $ 18,875
March 1998             51   U.S. Treasury Notes, 5 Year      Short           (46,584)
March 1998            114   U.S. Treasury Notes, 10 Year     Short           (90,368)

       At December 31, 1997, the Series had deposited $554,000 principal of Ford Credit Auto Loan Master Trust, Auto Loan Certificates, Ser. 1996-1, 5.50%, due 2/15/03 in a segregated account to cover margin requirements on open financial futures contracts.
 6) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Series becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost.
 7) FEDERAL INCOME TAXES: Managers Trust intends to comply with the requirements of the Internal Revenue Code. Each series of Managers Trust also intends to conduct its operations so that each of its investors will be able to qualify as a regulated investment company. Each series will be treated as a partnership for Federal income tax purposes and is therefore not subject to Federal income tax.
 8) FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.
 9) ORGANIZATION EXPENSES: Expenses incurred by the Series in connection with its organization are being amortized by the Series on a straight-line basis over a five-year period. At December 31, 1997, the unamortized balance of such expenses amounted to $24,179.
10) EXPENSE ALLOCATION: Expenses directly attributable to a series are charged to that series. Expenses not directly attributed to a series are allocated, on the basis of relative net assets, to each of the series of Managers Trust.

Advisers Managers Trust                                        December 31, 1997
--------------------------------------------------------------------------------
          AMT Balanced Investments

NOTE B -- MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:
   The Series retains Neuberger&Berman Management Incorporated ("N&B Management") as its investment manager under a Management Agreement. For such investment management services, the Series pays N&B Management a fee at the annual rate of .55% of the first $250 million of the Series' average daily net assets, .525% of the next $250 million, .50% of the next $250 million, .475% of the next $250 million, .45% of the next $500 million, and .425% of average daily net assets in excess of $1.5 billion.
   All of the capital stock of N&B Management is owned by individuals who are also principals of Neuberger& Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to the Series. Neuberger is retained by N&B Management to furnish it with investment recommendations and research information without added cost to the Series. Several individuals who are officers and/or trustees of Managers Trust are also principals of Neuberger and/or officers and/or directors of N&B Management.
   The Series has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $1,094.

NOTE C -- SECURITIES TRANSACTIONS:
   During the year ended December 31, 1997, there were purchase and sale transactions (excluding short-term securities, financial futures contracts, and forward foreign currency contracts) of $179,739,472 and $222,023,805, respectively.
   During the year ended December 31, 1997, the Series entered into various contracts to deliver currencies at specified future dates. There were no open positions in these contracts at December 31, 1997.
   During the year ended December 31, 1997, brokerage commissions on securities transactions amounted to $229,076, of which Neuberger received $94,867, and other brokers received $134,209.

FINANCIAL HIGHLIGHTS
Advisers Managers Trust
--------------------------------------------------------------------------------
          AMT Balanced Investments

                                                                                                  Period from
                                                                            Year Ended          May 1, 1995(1)
                                                                           December 31,         to December 31,
                                                                         1997        1996            1995
                                                                        ---------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(2)                                                       .65%        .65%            .64%(3)
                                                                        ---------------------------------------
    Net Expenses                                                            .65%        .65%            .64%(3)
                                                                        ---------------------------------------
    Net Investment Income                                                  2.46%       2.28%           2.36%(3)
                                                                        ---------------------------------------
Portfolio Turnover Rate                                                     103%         87%             55%
                                                                        ---------------------------------------
Average Commission Rate Paid                                            $0.0388     $0.0572         $0.0451
                                                                        ---------------------------------------
Net Assets, End of Year (in millions)                                    $162.0      $173.5          $203.3
                                                                        ---------------------------------------

1) The date investment operations commenced.

2) The Series is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

3) Annualized.

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Board of Trustees of
Advisers Managers Trust and
Owners of Beneficial Interest of AMT Balanced Investments

   We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of AMT Balanced Investments, one of the series comprising Advisers Managers Trust ("Managers Trust"), as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of Managers Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AMT Balanced Investments of Advisers Managers Trust at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.
                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
January 26, 1998